Business Update March 4, 2015

2 Forward Looking Statements and Non-GAAP Reconciliations Various statements herein and remarks that we may make today about Xerium's future expectations, plans and prospects are forward-looking statements which reflect our current views with respect to future events and financial performance. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” anticipate”, and similar statements of a future or forward-looking nature identify forward-looking statements for the purposes of the federal securities laws or otherwise. Our actual results may differ materially from these forward-looking statements and estimates as a result of various important factors, including those discussed in our earnings press release dated March 3, 2015, which is posted in the Investor Relations section of our website at www.xerium.com, and other factors discussed in our filings with the SEC, including our Form 10-K for the year ended December 31, 2014, all of which are on file with the SEC and are also available in the investor relations section of our website at www.xerium.com under the heading "SEC Filings." In addition, market data about the production volumes of our end-users is no guarantee of future production levels. Last, any forward-looking statements which we make in this presentation or in remarks today, represent our views only as of today. We disclaim any duty to update any such forward looking statements. We also plan to discuss supplementary non-GAAP financial measures, such as Adjusted EBITDA, that we use internally to assess financial performance, and therefore, believe will assist you in better understanding our company. Reconciliations of these measures to the comparable GAAP numbers are available in our most recent earnings press release, in this presentation and in an additional reconciliation schedule, all of which are posted in the Investor Relations section of our website at www.xerium.com.

3 4th Quarter 2014 Results Were in Line with Expectations, And Better Than Prior Year Sales $131 million  2% increase compared to Q4 2013 (constant currency) Adjusted EBITDA $29.4 million  21% increase compared to Q4 2013 (constant currency) and 22% of sales Net Debt Leverage 4.0x compared to 4.1x in Q3 2014 Currency Impact Programs 12 new programs initiated, comprised of 5 new sales growth programs and 7 new cost out programs. Orders $135 million  1% increase compared to Q4 2013 (constant currency) $5.8 million decline in sales compared to Q4 2013 Adjusted EPS $0.43/share versus $0.16/share – 169% increase Finished the year stronger fundamentally; Well Positioned to Build Momentum in 2015

4 Year-Over-Year Quarterly Results Continue to Improve and Strengthen • A solid quarter for Xerium -- sales, gross margins, and adjusted EBITDA all improved at constant currency  Sales, margins, adjusted EBITDA grew in machine clothing  Sales, margins, adjusted EBITDA grew in rolls & mechanical service • Orders remained steady and strong in Q4 2014. Entered 2015 with a solid backlog  New product and new market programs are having a positive impact  More new products will be fielded in 2015  More capacity is being de-bottlenecked in 2015  Still just getting started with business diversification activities • Began 12 new sales growth and cost out programs in Q4 2014. Have 48 total programs - 32 sales growth programs, 16 cost out programs The 2nd Year of a Multi-Year Turnaround was on the mark, But the transformation of Xerium into a More Powerful Company is Just Beginning

5 2014 Full Year Results Were in Line with Expectations, And Better Than Prior Year Sales $543 million  0.3% increase compared to 2013 (constant currency) Adjusted EBITDA $116 million 6% increase compared to 2013 (constant currency) Net Debt Leverage 4.0x compared to 3.9x in 2013 due to $25 million Brazil tax settlement  would have decreased to 3.7x Currency Programs 48 total programs -- 32 sales growth, 16 cost out Orders $555 million  1% increase compared to 2013 (constant currency) $5.7 million decline in sales compared to 2013, primarily all in Q4 Adjusted EPS $1.58/share versus $1.23/share – 29% increase Finished the year stronger fundamentally; Well Positioned to Build Momentum in 2015

6 Year-Over-Year Full Year Results Continue to Improve and Strengthen • A solid year for Xerium as sales, gross margins, new products, and Adjusted EBITDA all improved at constant currency, but just getting started with a multi-year improvement program  Highest Adjusted EBITDA in 6 years • Sales growth programs just getting started  New product invention rates are running at all time highs  Many new product & sales growth programs just launching • Cost reduction & efficiency programs are well underway  $23 million out in 2013, $25 million out in 2014, similar program in 2015 • Initiatives are being implemented via 48 explicit programs  48 sales growth and cost out programs drove improvements in full year sales, gross margins, innovation, SG&A and Adjusted EBITDA  Two new big powerful plants come on line in 2015 and will deliver $10+ million of incremental EBITDA at full run-rate 2nd Year of a Multi-Year Turnaround Was on the Mark But the Transformation of Xerium into a more Powerful Company is Just Beginning

7 Business Progressively Moving to Higher Level of Performance 34.6% 37.4% 36.6% 35.1% 39.0% 38.1% 39.5% 36.7% 39.1% 39.6% 40.0% 40.3% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% 42.0% 44.0% % o f Sal es Operational Excellence Programs Working Gross Margin Improving 7.9% CAGR 40.3 36.0 36.9 38.3 35.8 35.7 34.9 35.0 34.9 35.4 34.2 32.8 32.0 34.0 36.0 38.0 40.0 42.0 MIllio n $ Lean SG&A Program Working SG&A Decreasing at 4.7% CAGR $18.8 $25.4 $24.4 $20.6 $29.1 $26.9 $27.2 $24.1 $25.7 $29.4 $31.5 $29.4 $14.0 $18.0 $22.0 $26.0 $30.0 $34.0 Mill io n $ EBITDA Benefiting from Higher Sales & Lower Costs Increasing at 14.2% CAGR 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 1 2 3 4 1 2 3 4 1 2 3 4 2012 2013 2014 $126 $131 $130 $126 $134 $134 $130 $128 $128 $134 $135 $131 $120 $122 $124 $126 $128 $130 $132 $134 $136 $138 $140 Mill io n $ Sales Growth Programs Working Constant Currency Growth of 1.4% CAGR

8 Sales Grew in Both Segments in Q4 2014 Rolls & Services Outperformed Machine Clothing Net Sales For The Quarter Ended 12/31/2014 12/31/2013 $ Change Currency Effect of $ Change % Change % Change Excluding Currency Machine Clothing $ 82,442 $ 85,005 $ (2,563) $ (3,719) (3.0)% 1.4% Roll Covers $ 48,525 $ 48,716 $ (191) $ (2,085) (0.4)% 3.9% Total $ 130,967 $ 133,721 $ (2,754) $ (5,804) (2.1)% 2.3% Net Sales For The Year Ended 12/31/2014 12/31/2013 $ Change Currency Effect of $ Change % Change % Change Excluding Currency Machine Clothing $ 347,003 $ 352,336 $ (5,333) $ (3,860) (1.5)% (0.4)% Roll Covers $ 195,929 $ 194,556 $ 1,373 $ (1,839) 0.7% 1.7% Total $ 542,932 $ 546,892 $ (3,960) $ (5,699) (0.7)% 0.3%

9 Adjusted EBITDA Reconciliation Machine Clothing Rolls Corporate Total Net Income $ 13,996 $ 19,992 $ (41,351) $ (7,363) Interest Expense, net 449 112 36,206 36,768 Income tax 26,849 2,350 863 30,062 Depreciation 22,797 8,787 1,168 32,752 Amortization of Intangibles 661 880 0 1,540 EBITDA 64,752 32,121 (3,114) 93,759 Inter-company charges 12,509 2,111 (14,620) 0 Restructuring expenses 10,730 6,836 580 18,146 Stock based compensation 242 12 2,294 2,548 Plant startup costs 1,072 92 352 1,516 Adjusted EBITDA $ 89,305 $ 41,176 $ (14,508) $ 115,969 Adjusted EBITDA as a % of Sales Continues to Increase – now at 21% Up from 17% Just 2 Years Ago and Planned to Continue Improving

10 Q4 Adjusted Earnings per Share were $0.43 – up 169% Full Year 2014 Adjusted Earnings per Share were $1.58 – up 29% (1) In 2014, the valuation allowance reversal has been included above as an add-back, given the unusual and infrequent nature of this item. In addition, the comparable amount for 2013 has also been included above as an add- back. Q4 TTM Per Share Amounts (basic and net of taxes) 2014 2013 Q4 2014 Q4 2013 Net Income $ 0.72 $ 0.22 $ (0.48) $ 0.27 Adjustments: Restructuring Expenses 0.10 0.35 0.87 0.88 Plant Start-up Costs 0.04 0.01 0.10 0.03 Brazil Tax Charge - - 1.49 - Valuation Allowance Reversal (0.43) (0.40) (0.43) (0.40) Goodwill Amortization - (0.03) - (0.13) Debt Extinguishment - - - 0.44 Inventory Write-off of Closed Facilities - 0.02 - 0.06 Non-restructuring Impairment - - - 0.04 FX (gain) loss - - 0.03 0.05 Basic Adjusted Earnings Per Share $ 0.43 $ 0.16 $ 1.58 $ 1.23

11 $93m $114m $108m $89m $107m $116m 2009 2010 2011 2012 2013 2014 2014 Adjusted EBITDA was $116 million or 21% of Sales Have Corrected the Downturn Which Began in 2010 19% 21% 18% 17% 20% 21% 23% Highest in 6 Years Highest in 6 Years Note: Figures stated as reported externally. 2014 was a good year, But 2015 is planned to be better than 2014, and 2016 is planned to be better than 2015 -- Many multi-year initiatives are beginning to kick-in to help sales and profits --

12 2015 Business Plan Highlights Sales and Adjusted EBITDA Planned to Increase Again  Sales volumes expected to grow modestly at 0 to 1%  Sales growth rates will continue to be minor as graphical grades of paper decline in North America and Europe while the rest of the world continues to grow  However, Xerium’s chances of higher sales growth will continue to increase in 2015 as capacity will be debottlenecked in several places, new products come on line  EBITDA is expected to grow to $120 million (constant currency at current rates)  Net leverage is expected to decrease in 2015 as a result of both increased Adjusted EBITDA and debt pay downs.  Plant network to go through a step-change transformation in 2015 involving 10 plants in 8 countries  Two low-cost plants to start-up (BaCheng, Corlu)  Continued asset rationalization expected in 2015  Two Mechanical Service plant expansions to come on line (Neenah, Griffin)  Four machine clothing plant expansions to be completed (Asahi, Kentville, Piracicaba, Reutlingen)  Spending will begin to decrease, free cash flow will begin to increase  $5-10 million in 2015  Less capex & restructuring spending, higher EBITDA, no Brazil settlement recurrence, less working capital .

13 2015 Sales Growth Efforts Will Benefit from Projects Coming On-Line Will Support Growth in Paper, Board, Fiber Cement, Nonwoven, Services Q4 2014 Gloggnitz Expansion Start-up Ruston Expansion Start-up Changzhou Expansion Start-up Q4 2015 Neenah Expansion Start-up Griffin Expansion Start-up Asahi Expansion Start-up Q3 2015 BaCheng Start-up Corlu Start-up Kentville Expansion Start-up Q1 2015 Q2 2015 Many multi-year initiatives will begin in 2015, And tee up an even stronger 2016

14 U.S. Dollar Estimated at 11-Year High in 2015 Will Impact Xerium P&L, Balance Sheet & Global Market Dynamics  Sales are expected to improve 1% on a constant currency basis  EBITDA is expected to be $4 million higher at current rates  At today’s FX rates, sales will be negatively impacted by $37 million and Adjusted EBITDA will be benefited by $1 million  Current forecasts for full year 2015 rates indicates additional exposure to sales and Adjusted EBITDA of $2 million and $1 million, respectively Key Points for 2015 2014 FX Rate Ave. 2015 Current FX Rates as of 2/19/2015 % Change 2015 FX Rate Outlook % Change EUR to US$ 1.330 1.138 -14.4% 1.130 -15.0% CAD to US$ 0.906 0.801 -11.6% 0.777 -14.2% AUD to US$ 0.903 0.781 -13.5% 0.803 -11.1% BRL to US$ 0.426 0.350 -17.9% 0.367 -13.9% RMB to US$ 0.162 0.160 -1.5% 0.161 -0.8% JPY to US$ 0.009 0.008 -11.4% 0.008 -12.5% EUR to JPY 140.253 135.342 -3.5% 120.000 -14.4% EUR to BRL 3.119 3.253 4.3% 3.078 -1.3% AUD to NOK 5.665 5.916 4.4% 6.480 14.4% AUD to SEK 6.170 6.560 6.3% 6.620 7.3% EUR to RMB 8.192 7.119 -13.1% 7.000 -14.5%

2015 Market Environment Expected to Be Like 2014

Stress in NA & EU Graphical Paper Markets, Growth in Asia/SPS

Paper, Tissue, Containerboard, Pulp


MILK

- Global paper & board production to grow by 1.4%
- Graphical grades (globally)
  - Newsprint to decline 3.9%
  - P&W to decline 0.7%
- Tissue
  - Global growth of 3.8%
- Containerboard
  - Global growth of 1.8 – 2.8%
- Market Pulp
  - Global growth of 2.3%
- Asia
  - Total production to grow 2.8%
  - Tissue to grow 5.8%
  - Containerboard grades to grow 3 – 3.5%
- South America
  - Total production to grow 2.6%
  - Tissue to grow 4.3%
  - Packaging grades to grow 2.5 - 3%

Source: Numera Analytics,

Nonwoven Fabrics

- Global production to grow 8.2%



Source: Fredonia Group

Fiber Cement

- U.S production to grow 2.4%



Source: Fredonia Group

Highlights of 2015 Market

- Global GDP 4%
- NA economy to grow ~3%.
- China economy to grow ~6%
- Count on temporary November & December Xerium customer product delivery hold-backs
- Europe negatives outweigh positives. Euro expected to continue depreciating
- Oil prices low and beneficial to customers and their economic health

15

XERIUM

16 99.0 99.5 100.0 100.5 101.0 101.5 102.0 102.5 103.0 103.5 104.0 Q1 Q2 Q3 Q4 Pulp, Paper, Board and Tissue Market is Slowing Growing and Transforming Graphical Grades & Mature Markets Declining, GDP Grades & Emerging Markets Increasing Source: Numera Analytics World Demand by Quarter 2014 2012 2013 World Demand by Region YTD Sep ‘13 vs YTD Sep ‘14 4% 3% 2% 1% 0% -1% “GDP” grades digital substitution emerging wealth grades bar width equates to grade mix tonnes World Demand by Grade YTD Sep ‘13 vs YTD Sep ‘14 1.9% 0.0% 2.1% -1% -7.1% 2014 – tracking flat vs 2013 2013 – 1% higher than 2012 3.0% 2.5% 2.0% 1.5% 0% -1.5% bar width equates to regional market size -1.4% 0.7% 0.3% 0.6% 1% 2012 2013 2014 World Production by Month M ill io n T o n n e s M ill io n T o n n e s

17 Spending Peaked in 2014 and Will Come Down in 2015 Capacity is Being Put in Place to Support Multiple Years of Growth 2013 2014 $59 m $65 m 2015 $59 m Maintenance of Business $15 m repairs, safety, quality, IT, R&D Cost Productivity Projects $7 m ~370 projects in the 27 plants Rolls & Service Expansion $10 m Turkey, Neenah, Griffin BaCheng PF Expansion $10 m Equipment payments, start-up Restructuring Projects $17 m Several big projects planned Highlights of 2015 Plan Spending includes cash payments made in connection with restructuring activities and capital expenditures.

18 Unlike Single-Product Suppliers, Xerium Has a Uniquely Integrated Portfolio of Products and Services to Optimize Machine Performance ✔ Now for Suction Roll & Tissue Machines, unprecedented information and benefits for customers Rolls Machine Clothing Mechanical Services ✔ ✔ Analytics & Automation Industry’s most innovative & advanced rolls portfolio offering more products than all the competition combined. Forming Fabrics Press Felts Dryer Fabrics Engineered Fabrics Fabrics for Nonwovens Fiber Cement Felt Specialty Fabrics Roll Rebuilds Suction Box Rebuilds Vibration Analysis Balancing, Fabrication Bearing, Journal Repair

19  Xerium is guiding to increased sales and increased Adjusted EBITDA in 2015  Sales growth will be moderate due to market transformations underway  But Xerium’s chances of upside performance in sales will continue to improve  Xerium will continue to use this pause in the global market to restructure its global footprint  Spending will begin to come down in 2015 but will stay at historically elevated levels until this process is completed  Xerium inventions and patents are at very high levels  Have several new products and services that are off to fast starts  ~60% of Xerium’s sales are from new products launched in the last 5 years  Several important cost reductions programs, capacity expansions, and new products will come on line in late 2015, which will set up another strengthening year in 2016 2015 Will be Another Increasing and Improving Year for Xerium Finished the year stronger fundamentally; Well Positioned to Build Momentum in 2015

Thank You! March 4, 2015